UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 16, 2020
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On December 16, 2020, Body and Mind Inc. (the “Company”) issued a news release announcing its financial results for the fiscal year ended July 31, 2020. The information regarding the financial results for the fiscal year ended July 31, 2020 of the Company contained in Item 7.01 below is responsive to this Item 2.02 and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On December 16, 2020, the Company issued a news release announcing its financial results for the fiscal year ended July 31, 2020 and is providing shareholders with an operational update.

FY2020 Financial Summary (results expressed in $USD unless otherwise indicated):

•	For the fiscal year ended July 31, 2020, achieved record annual consolidated revenue of $6.23 million;
•	For the fiscal year ended July 31, 2020, achieved record system wide managed revenue of $17.66 million*;
•	Gross profit totalled $1.51 million for fiscal 2020, yielding a gross profit margin of 24%;
•	Significant inventory of $1.77 million as of July 31, 2020;
•	Basic and Diluted loss per share $(0.04) for the fiscal year;
•	Consolidated revenue is reported from Nevada and San Diego operations only. Income from the Elyria, Ohio dispensary is treated as equity pickup as the licenses for ShowGrow Long Beach and the Elyria, Ohio dispensaries were transferred to the Company after the fiscal year end;
•	At July 31, 2020, BaM had $1.35 million in cash;
•	Total Current Assets were $5.60 million, Total Assets were $38.8 million, Total Current Liabilities were $2.81 million and Total Liabilities were $5.49 million at July 31, 2020; and
•	107,513,812 common shares were outstanding as at July 31, 2020.

FY 2020 Q4 Summary (results expressed in $USD unless otherwise indicated):

•	Fourth quarter consolidated sales of $2.17 million, a 106% gain over Q3 consolidated sales;
•	Fourth quarter system wide managed revenue of $5.57 million*, a 39% gain over Q3;
•	Gross profit totalled $0.74 million, yielding a gross profit margin of 34%;
•	Basic and Diluted loss per share $(0.01) for the fourth quarter;
•	Consolidated revenue is reported from Nevada and San Diego operations only.

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*Managed revenue: refers to results for the 12 months and 3 months ended July 31, 2020, including managed revenues, which are sales of cannabis products from entities for which management arrangements or definitive agreements are in place but BaM cannot consolidate due to regulatory restrictions, or from equity investments, in which results cannot be consolidated. Managed entities include Body and Mind's involvement in certain California, Ohio and Arkansas operations.

Operational Milestones for FY2020 and to Date:

California:

•	Opened the San Diego dispensary in Miramar, San Diego in April 2020;
•	Assumed management of ShowGrow Long Beach dispensary effective August 1, 2019, which is fully operational;
•	Completed license transfer of the ShowGrow Long Beach dispensary into a 100 % owned subsidiary of BaM in September 2020.
•	Entered into brand management and brand director agreement for production operations for BaM branded products at a licensed Cathedral City facility; and
•	Expended sales of BaM branded products to new dispensaries in California.

Nevada:

•	Completed construction and commenced operating in the new approximately 7,500 square foot production facility designed to allow for expanded edible, extract and white label production;
•	Commenced construction of space conversion in the cultivation facility to convert past production area into new cultivation space to provide an approximate 20% increase in flower canopy;
•	Developed proprietary new strains and expanded Body and Mind branded SKU’s; and
•	Partnered with Her Highness to launch the Her Highness brand in Nevada.

Ohio:

•	Completed license transfer for the Clubhouse Dispensary to a 100% owned subsidiary of BaM in August 2020;
•	Commenced construction of approximately 4,000 square foot production facility; and
•	Rebranded The Clubhouse dispensary to Body and Mind.

Arkansas:

•	Body and Mind dispensary awarded “Best Dispensary in Arkansas” by Ark420.com;
•	Expanded into Arkansas with in-state partner, Comprehensive Care Group LLC, for a dispensary and cultivation facility;
•	Completed construction of the facility which is approximately 10,000 square feet with roughly 4,000 square feet for retail and 6,000 square feet for cultivation and operations;
•	Opened the Body and Mind branded medical marijuana dispensary in West Memphis, Arkansas; and
•	Commenced set up for the cultivation facility.

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"We achieved record sales in fiscal 2020, with consolidated revenues for the fourth quarter increasing by 106% quarter over quarter as sales from dispensaries and demand for our premium branded products continued to drive our strong growth. Our consolidated revenue for fiscal 2020 was primarily booked from our Nevada operations with inclusion of new revenue from ShowGrow™ San Diego dispensary after opening the operation in Miramar, San Diego in late April. We continue to build infrastructure to support all our operations and look forward to consolidating revenue from the Long Beach and Ohio dispensaries now that both license transfers are complete," stated Michael Mills, President and Chief Executive Officer of BaM.

Mr. Mills continued, “2020 was a challenging year for all business and a significant growth year for Body and Mind as we opened new operations across multiple states, grew revenues considerably, introduced new proprietary strains and expanded the Body and Mind branded product portfolio. We look forward to offering our award-winning portfolio of products in Ohio and Arkansas in the new year as our facilities come online. Body and Mind remains disciplined stewards of capital and we intend to accelerate our growth by pursuing new state licenses, upgrading and expanding our existing assets and evaluating attractive acquisition opportunities. We look forward to updating you on our progress as we continue to execute through fiscal 2021 and beyond."

The audited consolidated financial statements for the fiscal year ended July 31, 2020 are available on SEDAR and EDGAR and should be read in connection with this news release.

The Company will be hosting earnings call on Wednesday, December 16th, 2020 at 4:30 p.m. Eastern.

Participants can dial 1-888-664-6392 or 416-764-8659 and confirmation number 97760089.

A replay of the conference call will be available at 1-888-390-0541 until December 23, 2020. Please use replay number 760089#

View the Body and Mind video at:

https://www.youtube.com/watch?v=x4Kv0IspqnY&list=PLpvtfnO6zJVIINtW_tLr3aeIuOpYqJmUR&index=3

A copy of the news release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated December 16, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: December 17, 2020	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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